Income Taxes - Schedule of Reconciliation of Income Taxes using Statutory U.S. Income Tax Rate and Benefit from Income Taxes (Details)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
Statutory U.S. Federal Income Tax Rate	(21.00%)	(21.00%)
New Jersey State income taxes, net of U.S. Federal tax effect	(5.10%)	(5.10%)
True-up for prior year deferred tax assets	10.20%	5.90%
Other	4.80%	1.20%
Change in Valuation Allowance	11.10%	19.00%
Net	0.00%	0.00%